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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 6, 2005

       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
       Agreement, dated as of May 1, 2005 providing for the issuance of the IndyMac MBS, INC., IndyMac INDX Mortgage Loan Trust
             2005-AR10, Mortgage Pass-Through Certificates, Series
                                  2005-AR10).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

            Delaware                   333-119384               95-4791925
--------------------------------    ----------------       ---------------------
  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
        of Incorporation)             File Number)          Identification No.)

                   155 North Lake Avenue
                    Pasadena, California                        91101
               -----------------------------                --------------
                   (Address of Principal                      (Zip Code)
                     Executive Offices)

      Registrant's telephone number, including area code: (800) 669-2300
                                                          --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.
           ---------------------------------
         Item 9.01. Financial Statements and Exhibits.
                    ---------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in
               Exhibit 8.1)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INDYMAC MBS, INC.



                                     By:  /s/ Victor H. Woodworth
                                          -----------------------
                                          Victor H. Woodworth
                                          Vice President



Dated: May 6, 2005

                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP                       5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibit 8.1)                                                        5